Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check appropriate box:

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[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant §240.14a-12

SONOMA PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:

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Notice of 2020 Annual Stockholders’ Meeting and Proxy Statement	Friday, September 18, 2020 at 2 p.m. MDT

645 Molly Lane, Suite 150

Woodstock, Georgia 30189

(800) 759-9305

Dear Fellow Stockholder:

The Board of Directors takes its role as representative of the Company seriously and believes that accountability and stockholder communication is vital to the ongoing growth of the Company.

Pursuant to this, you are cordially invited to attend the 2020 Annual Meeting of Stockholders of Sonoma Pharmaceuticals, Inc. The meeting will be held at 2:00 p.m. MDT, on Friday, September 18, 2020, in the conference room at 1314 Main Street, Louisville, CO 80027.

The formal notice of the 2020 Annual Meeting and proxy statement have been made a part of this invitation.

At this year’s meeting, we will vote on the election of Jerry McLaughlin, our Lead Independent Director as Class III director, our 2020 Equity Incentive Plan and the ratification of the selection of Marcum LLP as our independent registered public accounting firm. We will also conduct a non-binding advisory vote to approve the compensation of our named executive officers. Finally, we will transact such other business as may properly come before the meeting.

Whether or not you attend the Annual Meeting, it is important that your shares are represented and voted at the Annual Meeting. You may vote over the Internet or by telephone or, if you requested printed copies of the proxy materials, by mailing a proxy or voting instruction card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the meeting.

The proxy statement and the Annual Report are available at www.envisionreports.com/SNOA and our website at www.ir.sonomapharma.com/annual-reports, by using the QR codes at the end of this document, or by contacting our Investor Relations department through email at ir@sonomapharma.com.

We look forward to seeing you at our Annual Meeting. Thank you for your ongoing support of, and continued interest in Sonoma.

Sharon Barbari	Jay Birnbaum	Philippe Weigerstorfer	Jerry McLaughlin

Notice of 2020 Annual Meeting of Stockholders

Friday, September 18, 2020 2:00 p.m., Mountain Time

1314 Main Street, Louisville, CO 80027

We are pleased to invite you to join our Board of Directors, management and other stockholders for our 2020 Annual Meeting of Sonoma Pharmaceuticals, Inc. The meeting will be held in the conference room located at 1314 Main Street, Louisville, CO 80027, at 2:00 p.m. MDT on Friday, September 18, 2020. The purposes of the meeting are:

•	To elect one Class III Director, Jerry McLaughlin, nominated by our Board of Directors, to serve until the 2023 Annual Meeting of Stockholders;

•	To consider and vote on whether to approve, on an advisory, the compensation of our Named Executive Officers for the fiscal year ended March 31, 2020;

•	To ratify the appointment of Marcum, LLP as our independent auditors for the fiscal year ending March 31, 2021;

•	To approve our 2020 Equity Incentive Plan; and

•	To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

Our Board of Directors recommends you vote “FOR” each of the proposals, the election of one director nominee, the approval of our executive compensation, and the ratification of our independent auditors.

Only stockholders of record at the close of business on July 24, 2020, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s principal executive offices, 645 Molly Lane, Suite 150, Woodstock, Georgia 30189.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please vote your shares by telephone or by the Internet as promptly as possible. Telephone and Internet voting instructions can be found on the notice card. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote in person, your proxy will be revoked and only your vote in person at the Annual Meeting will be counted.

The Proxy Statement and our Annual Report for the fiscal year ended March 31, 2020, are available at www.envisionreports.com/SNOA or http://ir.sonomapharma.com/annual-reports. You can also access these materials by scanning the QR codes on the last page of this Proxy Statement, or by contacting our Investor Relations department by email at ir@sonomapharma.com.

By Order of the Board of Directors,
___________________________________
Bruce Thornton
Chief Operating Officer and Corporate Secretary
Woodstock, Georgia

Your Vote is Important to us. Regardless of whether you plan to attend, we urge all stockholders to vote on the matters described in the accompanying Proxy Statement. We hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

Proxy Summary

General Voting and Meeting Information

On or about August 6, 2020, we expect to mail to our shareholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet, mobile devices or by mail, and includes instructions on how to receive a paper copy of our proxy materials by mail. All proxy materials will be made available via www.envisionreports.com/SNOA. It is important that you carefully review the proxy materials and follow the instructions below to cast your vote on all voting matters.

Voting Methods

Even if you plan to attend the Annual Meeting in person please vote as soon as possible by using one of the following advance voting methods.

Voting via the Internet or by telephone helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET* 24 hours a day / 7 days a week

Instructions:

1.       Read this Proxy Statement.

2.       Go to the applicable website listed on your proxy
          card or voting instructions form.

3.       Have this Proxy Statement, proxy card, or voting
          instruction form in hand and follow the instructions.

VOTE BY TELEPHONE* 24 hours a day / 7 days a week

Instructions:

1.       Read this Proxy Statement.

2.       Call the number listed on your proxy card or voting
          instructions form.

3.       Have this Proxy Statement, proxy card, or voting
           instruction form in hand and follow the instructions.

VOTE BY MAIL	Instructions: 1. Read this Proxy Statement. 2. Fill out, sign and date each proxy card or voting instruction form you receive and return it in the prepaid envelope.

*If you are a beneficial owner you may vote via the telephone or internet if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a stockholder of record, Sonoma will include instructions on how to vote via internet or telephone directly on your proxy voting card.

We encourage you to register to receive all future shareholder communications electronically, instead of print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.

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Voting at the Annual Meeting

Stockholders of record may vote at the Annual Meeting. Beneficial owners may vote in person if they have a legal proxy from their brokerage firm, bank, or custodian. Beneficial owners should contact their bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting.

Voting Matters and Board Recommendations

Stockholders are being asked to vote on the following matters at the 2020 Annual Meeting:

Proposal	Recommendation
PROPOSAL 1 - Election of Director	FOR
Election of one Class III director nominee, Jerry McLaughlin. The Board believes that the nominee’s knowledge, skills, and abilities would positively contribute to the function of the Board as a whole.

PROPOSAL 2 - Advisory Vote to Approve Executive Compensation	FOR
The Say-on-Pay Proposal, to approve, on a non-binding advisory basis, the compensation paid to the Named Executive Officers for the year ended March 31, 2020, as described below in the section entitled “Compensation Overview.” The Company has designed its compensation programs to reward and motivate employees to continue to grow the Company. The Compensation Committee takes stockholder views seriously and will take into account the advisory vote in future executive compensation decisions.

PROPOSAL 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR

The Audit Committee has appointed Marcum LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2021. The Audit Committee and the Board believe that the retention of Marcum LLP is in the best interests of the Company and its stockholders.

PROPOSAL 4 – Approval of our 2020 Equity Incentive Plan	FOR
The Company seeks approval of the 2020 Equity Incentive Plan which is outlined below and attached hereto as Appendix B.

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Questions and Answers

1.	What is a proxy statement, what is a proxy and how does it work?

A proxy statement is a document that the U.S. Securities and Exchange Commission requires us to give you when we ask you to sign a proxy card designating someone other than you to vote the stock you own. The written document you sign indicating who may vote your shares of common stock is called a proxy card and the person you designate to vote your shares is called a proxy. The Board of Directors is asking to act as your proxy. By signing and returning to us the proxy card enclosed you are designating us as your proxy to cast your votes at the Annual Meeting. We will cast your votes as you indicate on the enclosed proxy card.

Our employees, officers, and directors may solicit proxies. We intend to retain D.F. King & Co., Inc. to solicit proxies for us. We have agreed to compensate D.F. King a fee of $7,500, as well as reimburse $4.50 per incoming/outgoing stockholder telephone call. We have also agreed to reimburse D.F. King for other reasonable expenses. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable, out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock. Please contact D.F. King toll free at (800) 676-7437 or SNOA@dfking.com, or by mail at 48 Wall Street, 22nd Floor, New York, New York 10005 if you have any questions or require any assistance. Banks and Brokers may call collect D.F. King at (212) 269-5550.

2.	Who is entitled to vote at the Annual Meeting of Stockholders?

Only stockholders who were Sonoma Pharmaceuticals, Inc. stockholders of record at the close of business on July 24, 2020, or the Record Date, may vote at the 2020 Annual Meeting. As of the close of business on the Record Date, there were 1,969,124 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

3.	What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with Sonoma’s transfer agent, Computershare, Inc., you are considered, with respect to those shares, a stockholder of record. As a shareholder of record, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and proxy card directly from us.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered a beneficial owner of your shares. As a beneficial owner, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and voting instruction form forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction form included in the mailing. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

4.	What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by telephone or Internet, please vote each proxy card you receive.

5.	Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

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6.	How will my shares be voted?

To designate how you would like to vote, fill out the proxy card indicating how you would like your votes cast. If you sign and return the enclosed proxy, but do not specify how to vote, we will vote your shares as follows:

•	“FOR” Proposal No. 1 to elect one Class III director nominee, Jerry McLaughlin;

•	“FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve on a non-binding advisory basis, the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2020;

•	“FOR” Proposal No. 3 to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021;

•	“FOR” Proposal No. 4. to approve the Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan.

7.	Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with our Secretary, at Sonoma Pharmaceuticals, Inc., 645 Molly Lane, Suite 150, Woodstock, GA 30189, a written notice of revocation or deliver a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

8.	What is a broker non-vote and what is the impact of not voting?

A broker “non-vote” occurs when a bank, broker, or nominee holding shares of common stock for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power on that matter, which is also referred to as holding shares in street name. Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 3 to ratify the appointment of our independent registered public accounting firm. As a result, if you hold your shares in street name, it is critical that you provide instructions to your bank or broker, if you want your vote to count in the election of directors and the advisory vote related to executive compensation. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

9.	What constitutes a quorum?

A quorum is the minimum number of stockholders necessary to conduct the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 1,969,124 shares of our common stock outstanding. Votes “for” and “against,” “abstentions,” and broker “non-votes” will all be counted as present to determine whether a quorum has been established.

10.	Is cumulative voting permitted for the election of directors?

No, each stockholder may vote only the number of shares he or she owns for a single director candidate.

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11.	What is the vote required for a proposal to pass?

Proposal No. 1—Election of Directors: The affirmative vote of a plurality of the votes cast of the shares of common stock present or represented and entitled to vote at the Annual Meeting, in person or by proxy, is required for the election of a nominee. Thus, assuming a quorum is present at the Annual Meeting, the nominee who receives the most affirmative votes will be elected as Class III director. Abstentions and broker “non-votes” will not have any effect on the voting outcome with respect to the election of directors.

Proposal No. 2—Say-on-Pay: Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Proposal No. 3—Ratification of Independent Registered Public Accounting Firm: The affirmative vote of a majority of the votes present at the Annual Meeting and entitled to vote, in person or by proxy, is required to ratify our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021. Abstentions will have the practical effect of a vote to not ratify our selection. Because we believe that Proposal No. 3 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. If you are a beneficial owner holding shares through a broker, bank, or other nominee and you do not instruct your broker or bank, your broker or bank may cast a vote on your behalf for this proposal.

Proposal No. 4—Approval of 2020 Equity Incentive Plan: The affirmative vote of a majority of the votes present at the Annual Meeting and entitled to vote, in person or by proxy, is required to approve the Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal. With respect to Proposal No. 4, you may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

Governance

Proposal No. 1 – Election of Directors

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated Jerry McLaughlin for election at the 2020 Annual Meeting. The Board believes that the nominee’s knowledge, skills, and abilities would positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominee named below unless you instruct otherwise.

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Directors and Nominees

At our 2008 Annual Meeting of Stockholders, our stockholders approved an amendment to our Restated Certificate of Incorporation, as amended, which provided that directors are classified into three classes, as nearly equal in number as possible, with each class serving for a staggered three-year term. Our Board currently consists of four directors:

	Name	Position with the Company	Director Since	Term Expires
Class I
	Sharon Barbari	Class I Director	2014	2021
	Philippe Weigerstorfer	Class I Director	2018	2021
Class II
	Jay Birnbaum	Class II Director	2007	2022
Class III
	Jerry McLaughlin	Class III Director	2013	2023

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” Provided that a quorum is present, the affirmative vote by the holders of a plurality of the shares of common stock present and voting at the Annual Meeting is required to elect the nominee for director.

What am I voting on and what is the required vote?

Stockholders are being asked to elect one Class III Director nominee for a three-year term. The nominee is currently a director of Sonoma. Biographical and related information about all directors, including Jerry McLaughlin, who is the nominee for this year’s election, is set forth below. Although the Board expects that the nominee will be available to serve as a director, if he should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees and the proxies will be voted on such substitute nominee. The affirmative vote of a plurality of the votes cast of the shares of common stock present or represented and entitled to vote at the Annual Meeting, in person or by proxy, is required for the election of a nominee.

Your Board of Directors recommends a vote FOR the election of the director nominee, Jerry McLaughlin.

Director Biographies and Qualifications

Below are the biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of Sonoma.

Sharon Barbari Current Position: Director Since: Age: Committee Memberships:	Independent Director March 2014 66 Audit (Chair), Compensation, Nominating and Corporate Governance

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Ms. Barbari has served as our director and audit committee financial expert since March 2014. Since June 2020, she has served on the board of directors of Agile Therapeutics. Since January 2019, she is also serving as a board member for Menlo Therapeutics Ltd. (formerly Foamix Pharmaceuticals Ltd.). From July 2009 to July 2017, Ms. Barbari served as Executive Vice President of Finance and Chief Financial Officer of Cytokinetics, Inc. She also served as Senior Vice President of Finance and Chief Financial Officer from September 2004 through June 2009. From September 2002 to August 2004, Ms. Barbari was the Chief Financial Officer and Senior Vice President of Finance and Administration of InterMune, Inc., a biopharmaceutical company. From January 1998 to June 2002, she served at Gilead Sciences, Inc., a biopharmaceutical company, and held several positions of increasing responsibility including most recently as its Vice President and Chief Financial Officer. From 1996 to 1998, Ms. Barbari served as Vice President of Strategic Planning at Foote, Cone & Belding Healthcare in San Francisco, an international advertising and marketing firm. From 1972 to 1995, she was employed by Syntex Corporation where she held various management positions in corporate finance, financial planning, marketing, and commercial planning.

Education:

•	B.S. in Accounting from San Jose State University

Special Knowledge, Skills, and Abilities:

Financial Background Ms. Barbari has worked in finance for over 40 years and has worked as a CFO for several companies. Ms. Barbari meets the SEC standard of “audit committee financial expert.”

Pharmaceutical Background

Ms. Barbari has worked in the pharmaceutical industry for most of her career and has extensive experience working strategically in the field both internationally and during the development of clinical-stage products.

Leadership

Ms. Barbari has more than 40 years of experience as a business leader. She has worked in important business roles for various companies as a Director of Strategic Planning, Vice President, and Chief Financial Officer.

Philippe Weigerstorfer Current Position: Director Since: Age: Committee Memberships:	Independent Director September 2018 59 Audit, Nominating and Corporate Governance (Chair)

Mr. Weigerstorfer has served on our Board of Directors since September 2018. He is the owner and managing director of Weigerstorfer New Venture LLC (GmbH) Switzerland. Since January 2020, he serves as the chairman of the board of Onycho Pharma Pte. Ltd., Singapore. From 2011 until the end of 2017, Mr. Weigerstorfer was the managing director of Vifor Pharma Asia Pacific Pte Ltd, a company of the Vifor Pharma Group, which specializes in treatment and prevention of iron deficiencies and also contains an infectious diseases/OTX product portfolio. As managing director, Mr. Weigerstorfer was responsible for managing the activities of Vifor Asia Pacific in Singapore and overseeing the Asia Pacific region. He worked at Vifor Pharma since 2008. From 2000 to 2016, he worked at Galencia Ltd. where he rose to the position of Special Advisor to the executive Chairman of Galencia, helping insure corporate growth through acquisition of pharmaceutical companies, licenses, and projects. From 1996 to 1999 he worked at Novartis Pharma Ltd. where he headed the corporate marketing for the “dermatology and others” area and helped Novartis to become one of the leading dermatology company in the world. Previous to that, Mr. Weigerstorfer worked with Sandoz Pharma AG in many different roles including as head of the dermatology and cardiovascular business unit. He also taught at business school.

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Education:

•	Degree in Business Administration and Economics from University Basel
•	Minor in Law from University Basel

Special Knowledge, Skills, and Abilities:

Pharmaceutical Background

Mr. Weigerstorfer has worked in the pharmaceutical industry for most of his career and has extensive experience working strategically in the field both internationally and during the development of clinical-stage products.

International Business

Mr. Weigerstorfer has extensive experience in global markets, having spent much of his career working in Switzerland, Canada, and Singapore. He has worked for foreign-based companies, including one of the leading dermatology companies in the world.

Sales and Marketing

Mr. Weigerstorfer possesses significant sales and marketing experience, having worked with several companies in the pharmaceutical industry and overseeing much of their sales and business strategy.

Jay Birnbaum Current Position: Director Since: Age: Committee Membership:	Independent Director April 2007 75 Audit

Dr. Birnbaum is a pharmacologist and since 1999, has been a consultant to pharmaceutical companies in his area of expertise. He previously served as Vice President of Global Project Management at Novartis/Sandoz Pharmaceuticals Corporation, where he was also responsible for the strategic planning and development of the company’s dermatology portfolio. Dr. Birnbaum was a co-founder and former Chief Medical Officer of Kythera Biopharmaceuticals (which was acquired by Allergan), and a member of the board of directors of Excaliard Pharmaceuticals (which was acquired by Pfizer). Dr. Birnbaum is a co-founder and member of the Board of Directors of Hallux, Inc., a co-founder and Executive Vice President of Lipido Pharmaceuticals, Inc., and serves on the scientific advisory board of several companies.

Education:
•	B.S. in Biology from Trinity College in Connecticut
•	Ph.D. in Pharmacology from the University of Wisconsin

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Special Knowledge, Skills, and Abilities:

Extensive Knowledge of the Company’s Business

Dr. Birnbaum has served on our Board for over 13 years, and has gained a deep understanding of the workings and direction of the Company. He has successfully guided the Company through leadership and strategy transitions evidencing his commitment to the Company and his willingness to adapt to ensure its continued success.

Pharmaceutical Background

Dr. Birnbaum has extensive experience in pharmacology, having served as a practicing pharmacologist and consultant for over a decade. Dr. Birnbaum also was the co-founder and former Chief Medical Officer of Kythera Biopharmaceuticals (which was acquired by Allergan), and a member of the board of directors of Excaliard Pharmaceuticals (which was acquired by Pfizer). Currently, co-founder and member of the Board of Directors of Hallux, Inc., a co-founder and Executive Vice President of Lipido Pharmaceuticals, Inc., and serves on the scientific advisory board of several companies.

Leadership

Dr. Birnbaum has extensive leadership experience in the pharmaceutical industry. He has co-founded several biopharmaceutical companies, served on the board of directors for companies in the industry, as well as serving on several scientific advisory boards in the life sciences field.

Jerry McLaughlin Current Position: Director Since: Age: Committee Membership:	Lead Independent Director March 2013 72 Compensation (Chair)

Mr. McLaughlin served as Interim Chief Executive Officer of Applied BioCode, Inc. from November 2011 to April 2013. In April 2011, he also founded, and until April 2016, served as Chairman of the Board and Chief Executive Officer, of DataStream Medical Imaging Systems, Inc., a start-up to develop diagnostic imaging software applications that work in conjunction with existing digital radiology platforms. He previously served as President of DataFlow Information Systems, from July 2007 to December 2011, and President and Chief Executive Officer of CompuMed, Inc. from May 2002 to June 2007.

Education:

•	B.S. in Pharmacy from State University of New York at Buffalo

Special Knowledge, Skills, and Abilities:

Sales and Marketing Mr. McLaughlin possesses significant sales and marketing experience, having worked with several companies in the scientific industry.

Healthcare Industry

Mr. McLaughlin has a depth of experience operating and serving as senior management in the scientific, software, and medical device industry, including having positions of increasing authority at DataStream Medical Imaging Systems; DataFlow Information Systems and CompuMed, Inc.

Leadership Mr. McLaughlin has extensive leadership experience both as a director and executive at multiple companies. His range of experiences offers versatility and skill in many areas of leadership.

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Board Meetings

Our Board of Directors held 15 meetings in fiscal year 2020 and, in addition, took action from time to time by unanimous written consent. In fiscal year 2020, no incumbent director attended fewer than 75% of the total number of Board meetings (held during the period for which such director served) and all directors attended all of the meetings. The independent directors met regularly in executive sessions without the participation of the Chief Executive Officer or the other members of management. We do not have a policy that requires the attendance of directors at our Annual Meetings of Stockholders. Our former Chief Executive Officer and President, Mr. Frederick Sandford, attended the 2019 Annual Meeting of Stockholders.

Committees of the Board of Directors

Our Board of Directors has appointed an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board of Directors has determined that each director who serves on these committees is “independent,” as that term is defined by the Nasdaq Listing Rules and rules of the SEC. The Board of Directors has adopted written charters for its Audit Committee, its Compensation Committee, and its Nominating and Corporate Governance Committee. Copies of these charters are available on our website at http://ir.sonomapharma.com/governance.cfm. In addition to the number of meetings referenced below, the Committees also took actions by unanimous written consent.

Information about each of our committees is stated below.

Name of Committee Member	Audit	Compensation	Nominating and Corporate Governance
Sharon Barbari	C	M	M
Jerry McLaughlin		C
Philippe Weigerstorfer	M		C
Jay Birnbaum	M

C = Committee Chair

M = Member

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Audit Committee

Sharon Barbari Committee Chair	Other Committee Members: Jay Birnbaum and Philippe Weigerstorfer Meetings Held in Fiscal Year 2020: 4

Each of the members on the Audit Committee meets the independence standards for independent directors under the Nasdaq Listing Rules. Ms. Barbari meets the standard of “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee has a written charter.

Primary Function:

To assist the Board of Directors in fulfilling its oversight responsibilities related to our financial statements, system of internal control over financial reporting, auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with us; and meet with the independent registered public accounting firm and management to discuss and review our financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes.

Compensation Committee

Jerry McLaughlin Committee Chair	Other Committee Members: Sharon Barbari Meetings Held in Fiscal Year 2020: 8

Primary Function:

To assist the Board of Directors in meeting its responsibilities in regards to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies, and programs of our Company. Other specific duties and responsibilities of the Compensation Committee are to review and approve goals and objectives relevant to the recommendations for approval by the independent members of the Board of Directors regarding compensation of our Chief Executive Officer and other executive officers, establish and approve compensation levels for our Chief Executive Officer and other executive officers, and to administer our stock plans and other equity-based compensation plans.

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Nominating and Corporate Governance Committee

Philippe Weigerstorfer Committee Chair	Other Committee Members: Sharon Barbari Meetings Held in Fiscal Year 2020: 0

Primary Function:

To identify qualified individuals to become members of the Board of Directors, determine the composition of the Board and its Committees, and to monitor a process to assess Board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the Board of Directors, review and make recommendations to the Board of Directors with respect to director candidates proposed by stockholders, and review, on an annual basis, the functioning and effectiveness of the Board and its Committees.

Director Independence and Related Person Transactions

Independent Directors

Standard for Independence—We determine independence using the definitions set forth in the Nasdaq Listing Rules and the rules under the Securities Exchange Act of 1934. These definitions define independence based on whether the director or a family member of the director has been employed by the Company in the past three years, how much compensation the director or family member of a director received from the Company, how much stock the director or a family member of the director owns in the Company, and whether the director or a family member of the director is associated with the Company’s independent auditor.

The Board has determined that the following directors are independent:

•	Sharon Barbari;
•	Jay Birnbaum;
•	Jerry McLaughlin; and
•	Philippe Weigerstorfer.

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Related Person Transactions

It is our policy that all employees, officers and directors must avoid any activity that is, or has the appearance of, conflicting with the interests of our Company. This policy is included in our Code of Business Conduct, and our Board formally adopted a Related Party Transaction Policy and Procedures in July 2007 for the approval of interested transactions with persons who are Board members or nominees, executive officers, holders of 5% of our common stock, or family members of any of the foregoing. The Related Party Transaction Policy and Procedures are administered by our Audit Committee. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the Audit Committee.

In connection with Mr. Jim Schutz’s resignation as our Chief Executive Officer and Director, we entered into a separation and mutual release agreement with Mr. Schutz on December 13, 2018, in which we agreed to pay him severance pay consisting of $250,000, $38,461 to compensate him for his unused paid time off, and continuation of dental, vision, and health insurance until December 31, 2018. Mr. Schutz’s outstanding equity awards were accelerated to December 12, 2018 and remained exercisable until January 14, 2019 when they expired.

In connection with Mr. Robert Miller’s resignation as our Chief Financial Officer, we entered into a separation and mutual release agreement with Mr. Miller on December 13, 2018, in which we agreed to pay him severance pay consisting of $225,000, $38,461 to compensate him for his unused paid time off, and continuation of dental, vision, and health insurance until December 31, 2018. Mr. Miller’s outstanding equity awards were accelerated to December 12, 2018 and remained exercisable until January 14, 2019 when they expired.

Effective September 25, 2019, Ms. Trombly was appointed as our Chief Executive Officer. Ms. Trombly is the owner of Trombly Business Law, PC which has been retained by the Company to advise on certain corporate and securities law matters. During fiscal year ended March 31, 2020, we received $255,000 in legal services from Trombly Business Law, PC. On December 30, 2019, our Audit Committee approved a waiver to the conflicts of interest provision of our Code of Business Conduct in relation to the employment of our Chief Executive Officer, Ms. Amy Trombly, and her ownership and interest in Trombly Business Law, PC. The Audit Committee authorized the Corporation to continue to use Trombly Business Law, PC for certain legal services. Currently, the Audit Committee approves bills on a monthly basis.

Arrangements or Understandings between our Executive Officers or Directors and Others

There are no arrangements or understandings between our executive officers or directors and any other person pursuant to which he was or is to be selected as a director or officer.

Information about Corporate Governance

Board Leadership Structure

Since February 1, 2013, we have had separate individuals serving as Chairman of the Board of Directors and our Principal Executive Officer. Mr. Sandford served as our Chief Executive Officer and Interim Chief Financial Officer between December 11, 2018 and September 25, 2019. Ms. Trombly was appointed as our Chief Executive Officer on September 27, 2019. The Board appointed Mr. Jerry McLaughlin to serve as the Lead Independent Director effective March 26, 2014. As Chief Executive Officer, Ms. Trombly manages the day-to-day affairs of the Company and, as Lead Independent Director, Mr. McLaughlin leads the Board meetings and leads the Board in overseeing management.

The Board believes that this structure is currently serving our Company well, and intends to maintain it where appropriate and practicable in the future. We have had varying board leadership models over our history, at times separating the positions of Chairman and Chief Executive Officer and at times combining the two. The Board believes that the right structure should be informed by the needs and circumstances of our Company, the Board, and our stockholders, and we believe having an independent director lead the Board best serves these interests.

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Risk Oversight Management

The Board of Directors takes an active role, as a whole, and at the committee level, in overseeing management regarding our Company’s risks. Our management keeps the Board of Directors apprised of significant risks facing our Company and the approach being taken to understand, manage, and mitigate such risks. Specifically, strategic risks are overseen by the full Board of Directors; financial risks are overseen by the Audit Committee; risks relating to compensation plans and arrangements are overseen by the Compensation Committee; risks associated with director independence and potential conflicts of interest are overseen by the Audit Committee or the full Board of Directors. The Board has created in the past and plans to, when necessary in the future, create a Special Transaction Committee to review potential or actual conflicts of interest. Additional review or reporting on enterprise risks is conducted as needed, or as requested by the full Board of Directors, or the appropriate committee.

Director Nominations

The Board of Directors nominates directors for election at each Annual Meeting of Stockholders and appoints new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives, and skills. The Nominating and Corporate Governance Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. We do not have a formal diversity policy. However, the Nominating and Corporate Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, healthcare, manufacturing, marketing and sales, education, legal, government affairs, regulatory affairs, research and development, business development, international aspects of our business, technology, and in other areas that are relevant to our activities.

The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to Sonoma and the Board of Directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the Nasdaq Listing Rules. The Nominating and Corporate Governance Committee also believes it appropriate for key members of our management to participate as members of the Board of Directors. Prior to each Annual Meeting of Stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the Annual Meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee or by stockholders. The Committee recommended the nominees for election included in this Proxy Statement. A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify Sonoma’s Secretary, or any member of the Committee in writing, and include any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to Sonoma’s Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the one-year anniversary of the date the Proxy Statement was released to the stockholders in connection with the previous year’s Annual Meeting of Stockholders; however, if we have not held an Annual Meeting in the previous year or the date of the Annual Meeting is changed by more than 30 days from the date contemplated at the time of the mailing of the prior year’s Proxy Statement, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the Annual Meeting or the seventh day following the first public announcement of the Annual Meeting date. Information required by the Bylaws to be in the notice includes the name and contact information for the candidate, the name and contact information of the person making the nomination, and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and must include the information required by, our Bylaws and must be addressed to: Secretary, Sonoma Pharmaceuticals, Inc., 645 Molly Lane, Suite 150, Woodstock, Georgia 30189. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

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Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Sonoma Pharmaceuticals, Inc., 645 Molly Lane, Woodstock, Georgia 30189. Please include your name and address in the written communication and indicate whether you are a stockholder of Sonoma. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

Director Compensation

The following table sets forth the amounts and the value of other compensation earned or paid to our directors for their service in fiscal year 2020.

Name of Director (1)	Fees Earned or Paid in Cash ($) (2)	Total ($)
Sharon Barbari	57,500	57,500
Jay Birnbaum	40,000	40,000
Jerry McLaughlin	55,000	55,000
Philippe Weigerstorfer	47,500	47,500

(1)	As Company employee, Mr. Sandford did not receive compensation for their services as a director during fiscal year 2020.

(2)	Includes the cash retainer fees earned by each non-employee director in fiscal year 2020.

As of March 31, 2020, our independent directors had the following aggregate numbers of granted and outstanding options, respectively: Ms. Barbari – 1,802, Mr. Birnbaum – 3,382, and Mr. McLaughlin – 3,252.

Narrative to Director Compensation Table

Non-Employee Director Compensation Plan

Pursuant to our non-employee director compensation plan, as amended on October 26, 2017, during the year ended March 31, 2020 each non-employee director is entitled to the following annual retainers:

• Board Member	$32,500
• Lead Independent Director	$15,000
• Chair of the Audit Committee	$10,000
• Chair of the Compensation Committee	$7,500
• Chair of the Nominating and Corporate Governance Committee	$7,500
• Audit Committee Member (other than Chair)	$7,500
• Compensation Committee Member (other than Chair)	$7,500
• Nominating and Corporate Governance Committee Member (other than the Chair)	$7,500

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All Audit Committee retainers must be paid in cash. All other retainers may be paid in (i) cash, (ii) options, or (iii) as a stock grant, at the election of each director. We also reimburse our non-employee directors for reasonable expenses in connection with attendance at Board and committee meetings.

In addition to the annual retainers, non-employee directors are also eligible to receive an annual grant of $65,000 in shares of common stock, payable in option at the election of a director. The annual grant is made on the same day as the quarterly retainer grant for the second quarter of each fiscal year. No annual grant shall be granted to any non-employee director in the same calendar year that such person received his or her initial grant. For fiscal year 2020, the Board waived the annual grant due to the cash position of the Company.

Each newly elected or appointed non-employee director will receive our initial grant of 22,500 shares of common stock upon his or her election to the Board of Directors. The initial grant will vest in three equal installments over a period of three years, on the first, second, and third anniversary of the grant.

In the interest of good corporate governance and to further align the interests of members of the Board of Directors with the Company’s stockholders, the Nominating and Corporate Governance Committee of the Board of Directors has adopted stock ownership guidelines for directors. Under these guidelines, if a director exercises a stock option, it is expected that such director would, from such date of option exercise, maintain ownership of at least a number of shares equal to twenty percent of the net value of the shares acquired (after deducting the exercise price and taxes). In the case of shares acquired upon the exercise of a stock option, each director is expected to hold such shares for nine months after termination of his or her service on the Board of Directors.

Executive Compensation

Executive Officers’ Biographies and Qualifications

Below are the biographies of our executive officers and certain information regarding each officer’s experience, attributes, skills and/or qualifications that led to the conclusion that the officer should be serving as an officer of Sonoma are stated below.

Amy Trombly Current Position: Age:	Chief Executive Officer 53

Ms. Trombly has been our Chief Executive Officer since September 27, 2019. She has counseled public companies for two decades in corporate and securities law and mergers and acquisitions. She has owned and managed Trombly Business Law, PC since 2002. In her earlier career, Ms. Trombly was a Vice President at State Street Bank and Special Counsel at the U.S. Securities and Exchange Commission.

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Education:

•	BS in Finance from Babson College
•	J.D. from Suffolk University Law School
•	Member of the bar association in Massachusetts and Colorado

Special Knowledge, Skills, and Abilities:

Leadership

Ms. Trombly is the owner of Trombly Business Law, P.C. for over 18 years. Prior to that, she served in senior positions at the U.S. Securities and Exchange Commission, State Street Bank and Mintz Levin.

Extensive Knowledge of the Company’s Business Ms. Trombly has counseled the Company for over 10 years and gained extensive knowledge of our business and operations.
Legal Expertise Ms. Trombly is able to consistently utilize her legal training and experience when making decisions in the best interest of the Company.

Grant Edwards Current Position: Age:	Chief Financial Officer 42

Mr. Edwards was appointed as our Chief Financial Officer on April 14, 2020. Mr. Edwards is a Partner with TechCXO, LLC. He has over 20 years of experience with SEC reporting and has held financial leadership positions at Harbinger Group Inc. and Sciele Pharma, Inc. Mr. Edwards gained CPA firm experience at Deloitte & Touche LLP and Arthur Andersen LLP. Mr. Edwards is also an adjunct professor for accounting at Georgia State University.

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Education:

•	BS in Business Administration from East Carolina University
•	Master in Accountancy from East Carolina University
•	Certified Public Accountant in Georgia and North Carolina

Special Knowledge, Skills, and Abilities:

Leadership Mr. Edwards has extensive knowledge leading companies for over 15 years in various industries. He has held financial leadership positions at Harbinger Group Inc. and Sciele Pharma, Inc.
Business Operations Mr. Edwards has over 15 years of experience leading companies in various financial leadership positions.

Financial Expertise

Mr. Edwards holds a Master’s Degree in Accounting and is a Certified Public Accountant in Georgia and North Carolina. Mr. Edwards is also an adjunct professor for accounting at Georgia State University. His variety of financial experience provides depth and knowledge on a range of financial matters.

Bruce Thornton Current Position: Age:	Chief Operating Officer, Secretary 56

Mr. Thornton has served as our Chief Operating Officer since April 2020 and serves as our Corporate Secretary. Mr. Thornton served as our Executive Vice President for International and General Manager for U.S. operations from March 2004 to April 2020. He served as Vice President of Operations for Jomed (formerly EndoSonic Corp.) from January 1999 to September 2003, and as Vice President of Manufacturing for Volcano Therapeutics, an international medical device company, following its acquisition of Jomed, until March 2004.

Education:

•	BS in Aeronautical Science from Embry-Riddle Aeronautical University
•	MBA from National University

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Special Knowledge, Skills, and Abilities:

Business Development

Mr. Thornton has been working for our Company for 16 years. During 11 of those years, he served as Executive Vice President of International Operations and Sales. He has an extensive knowledge of our operations, the market for our products, and our vision and goals for the future.

Business Operations

Mr. Thornton has extensive experience managing operations. In addition to serving as our Company’s Vice President of International Operations and Manager of Operations for a decade, Mr. Thornton has managed major business operations for other companies in the industry for over 20 years.

Leadership

Mr. Thornton has served both as an executive and high-level manager at our Company for a decade and has served in similar roles at other companies in the medical device sector. He has overseen our recent Petaluma facility closure and taken on leadership roles in our Company during the recent management transitions. He also served in the U.S. Army.

Named Executive Officers

This Proxy Statement contains information about the compensation paid to our Named Executive Officers, as defined by Item 402(m)(2) of Regulation S-K, during our fiscal year ended March 31, 2020, or fiscal year 2020. For fiscal year 2020, in accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers:

•	Frederick (Bubba) Sandford, Chief Executive Officer and Interim Chief Financial Officer until September 25, 2019;
•	Amy Trombly, Chief Executive Officer since September 27, 2019;
•	John Dal Poggetto, Chief Financial Officer from September 27, 2019 through April 15, 2020; and
•	Bruce Thornton, Chief Operating Officer.

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

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Role of the Compensation Committee

The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities in regards to oversight and determination of executive compensation and to review and make recommendations with respect to our major compensation plans, policies, and programs. All compensation for our executive officers is determined by the Compensation Committee of our Board of Directors, which is composed only of independent directors. The Compensation Committee is charged with the responsibility of setting performance targets under the executive bonus plan, reviewing their performance, and establishing the total compensation of our executive officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled Board and committee meetings. The Compensation Committee administers our 2011 Stock Incentive Plan and our 2016 Equity Incentive Plan, and is responsible for approving grants of equity awards under such plans. The Compensation Committee acts under the authority of a written charter, which is available on our website at http://ir.sonomapharma.com/governance.cfm.

Compensation Philosophy and Objectives

Our compensation philosophy for our Named Executive Officers is the same as for all our employees and is governed by the following principles. The Compensation Committee’s compensation objectives are to:

•	attract and retain highly qualified individuals with a demonstrated record of achievement;
•	reward past performance;
•	provide appropriate incentives for future performance; and
•	align the interests of our executive officers with the interests of the stockholders.

To achieve this, we currently offer a competitive total compensation package consisting of: base salary; annual equity program; annual performance bonuses; and employee benefits, including group life insurance, health and dental care insurance; and certain other perquisites, including personal use of a Company automobile.

The Compensation Committee considers, with respect to each of our executive officers, the total compensation that may be awarded, including base salary, annual incentive compensation, long-term incentive compensation, and other benefits, such as discretionary cash bonuses, perquisites and other personal benefits available to each executive officer or that may be received by such executive officer under certain circumstances, including compensation payable upon termination of the executive officer under an employment agreement or severance agreement (if applicable) to determine final compensation. The Compensation Committee’s overall goal is to award compensation that is reasonable when all elements of potential compensation are considered. The Compensation Committee believes that cash compensation in the form of base salary and an annual incentive bonus provides the executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options, and other equity awards aligns the objectives of management with those of our stockholders with respect to long-term performance and success.

The Compensation Committee also has historically focused on our financial and working capital condition when making compensation decisions and approving performance objectives. Because the Company has historically sought to preserve cash and currently does not operate at a profit, overall compensation traditionally has been weighted more heavily toward equity-based compensation. The Compensation Committee will continue to periodically reassess the appropriate weighting of cash and equity compensation in light of the Company’s expenditures in connection with commercial operations and its working capital needs.

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Compensation Structure

Our executive compensation program consists of the following forms of compensation:

•	Base Salary;
•	Annual Equity Program;
•	Annual Performance Bonus; and
•	Employee Benefit Program.

1. Base Salary: The Compensation Committee believes it is important to provide adequate fixed compensation to our executive officers. The Compensation Committee believes base salaries should be at the appropriate cash compensation level that will allow us to attract and retain highly skilled executives. The Compensation Committee’s choice of a 50% target percentile of comparable companies reflects consideration of our stockholders’ interests in paying what is necessary to achieve our corporate goals, while conserving cash as much as practicable. In determining appropriate base salary levels for a given executive officer, the Compensation Committee considers the following factors:

•	individual performance of the executive, as well as overall performance, during the prior year;
•	level of responsibility, including breadth, scope and complexity of the position;
•	level of experience and expertise of the executive;
•	internal review of the executive’s compensation relative to other executives to ensure internal equity; and
•	executive officer compensation levels at other similar companies to ensure competitiveness.

Salaries for executive officers are determined on an individual basis at the time of hire. Adjustments to base salary are considered annually in light of each executive officer’s individual performance, the Company’s performance, and compensation levels at peer companies in our industry, as well as changes in job responsibilities or promotion.

2. Annual Equity Program: As an additional component of our compensation program, the Compensation Committee may grant to our executive officers’ equity compensation in the form of stock options, restricted stock units, or shares of common stock with or without vesting schedule. The goal of the annual equity program is to align the interests of our executive officers with those of our stockholders, especially in the long-term. The stock options are designed to create an incentive for the executive officers to maximize stockholder value and to remain employed with the Company despite a competitive labor market.

Equity may be granted once annually to existing employees, including executive officers, and upon a new hire or promotion, and could be subject to vesting over time, qualified on the individual’s continued employment. The target date to issue equity is promptly after we file our second quarter 10-Q. The exercise price of the stock options will equal the closing price of our common stock published by Nasdaq on the date of the grant and the term of the options will be 10 years from the date of the grant. The Compensation Committee targets equity compensation to be at or near the 75th percentile of comparable companies. The Compensation Committee will review the annual equity program annually.

The Compensation Committee has sole discretion with respect to the tax treatment for equity awards and may decide to (1) pay a cash tax gross-up of up to 40%, (2) facilitate the sale of a sufficient number of the granted shares to cover taxes, or (3) require employees to be responsible for their own taxes. Any cash tax gross-up or sale of shares to cover taxes will be calculated based on the closing stock price of the shares on the date of vesting of the shares and will be paid in proportion to the vesting schedule of the shares.

3. Performance Bonus Plan: Our performance bonus plan is described in further detail below in the section entitled “Annual Performance Bonus Plan.”

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4. Employee Benefit Program: Executive officers are eligible to participate in all of our available employee benefit plans, including medical, dental, vision, group life, disability, and tax-qualified retirement savings plans, such as 401(k), in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which the Compensation Committee believes to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain workforce in a competitive marketplace. Health, welfare, and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.

We believe our approach to goal setting, setting of targets with payouts at multiple levels of performance, and evaluation of performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executive officers.

Summary Executive Compensation Table for the Fiscal Years Ended March 31, 2020 and 2019

The following table sets forth, for the fiscal years ended March 31, 2020 and 2019, all compensation paid or earned by (i) all individuals serving as our Principal Executive Officer; (ii) our two most highly compensated executive officers, other than our Principal Executive Officer, who were serving as executive officers at the end of our fiscal year ended March 31, 2019; and (iii) up to two individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer. These executive officers are referred to herein as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year Ended March 31,	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation (2) ($)	Total ($)
Amy Trombly (3) Chief Executive Officer	2020	153,462	–	59,065 (6)	26,365	238,892
Bubba Sandford (4) Former Chief Executive Officer	2020	192,000	168,000	–	11,551	371,551
	2019	106,000	42,000	276,276	6,141	430,417
John Dal Poggetto (5) Former Chief Financial Officer	2020	204,183	–	46,228 (6)	33,775	284,186
Bruce Thornton Chief Operating Officer	2020	250,000	10,000	46,228 (6)	59,146	365,374
	2019	250,000	1,593	–	58,915	310,508

(1)	Represents the aggregate grant date fair value of stock or option awards granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 14 to our audited consolidated financial statements for the applicable fiscal year. The amounts in this column do not represent the actual amounts paid to or realized by our Named Executive Officers during the fiscal years ended March 31, 2020 and 2019.

(2)	The following table provides the details for the amounts reported for FY 2020 and FY 2019 for each Named Executive Officer:

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Name	Fiscal Year Ended March 31,	Personal Use of Company Car or Car Allowance ($)	Matching 401k Contribution ($)	Premium for Life, Health, Dental and Vision Insurance ($)	Cash in Lieu Benefits ($)
Frederick Sandford	2020	–	5,148	3,403	3,000
	2019	–	4,372	269	1,500
Amy Trombly	2020	–	6,138	20,227	–
Bruce Thornton	2020	11,700	10,382	37,064	–
	2019	11,250	9,433	38,232	–
John Dal Poggetto	2020	–	8,167	25,608	–

(3)	Ms. Trombly was appointed as our Chief Executive Officer on September 27, 2019.

(4)	Mr. Sandford served as our Chief Executive Officer and Interim Chief Financial Officer until September 25, 2019.

(5)	Mr. Dal Poggetto served as our Chief Financial Officer from September 27, 2019 to April 15, 2020.

(6)	Bonus award of stock options with an exercise price of $4.31 each, dated December 31, 2019 for services in fiscal year 2019: John Dal Poggetto – 13,000 options, Bruce Thornton – 13,000 options and Amy Trombly – 13,491 options. The December 31, 2019 options vest in two equal tranches on July 1, 2020 and December 31, 2020. Due to grant limitations in our Equity Incentive Plans, Ms. Trombly also received 2,380 options at an exercise price of $4.55 on January 2, 2020 vesting on July 2, 2020 and January 2, 2021.

Employment Agreements and Potential Payments upon Termination

Employment Agreement with Ms. Trombly

Effective on December 26, 2019, we entered into a new employment agreement with our Chief Executive Officer, Amy Trombly, after her prior agreement expired on December 25, 2019 pursuant to its terms. The employment agreement is effective as of December 26, 2019, and has a term until December 31, 2020, subject to mutual extension by three-month increments.

We agreed to pay Ms. Trombly a base salary of $25,000 per month, and to provide standard medical, dental and vacation benefits. Ms. Trombly will be eligible for a bonus of up to $150,000 per year upon the completion of certain agreed-upon goals based on the sole discretion of the Compensation Committee. As was the case with her old agreement, certain legal services not provided by Ms. Trombly will continue to be billed by Trombly Business Law, PC. The Board also agreed that during her time as Chief Executive Officer, Ms. Trombly may continue to represent other clients in her role as attorney. The employment agreement may be terminated by us or Ms. Trombly upon sixty days’ written notice at any time and for any reason.

Upon termination of employment, Ms. Trombly will be entitled to the accrued amounts and shall have no further rights to any compensation or any other benefits from Sonoma. Upon termination of the agreement Ms. Trombly agreed to resign from any and all directorships and every other position held by the executive with our Company or any of our subsidiaries, and to return to our Company of all Company property received from or on account of our Company or any of our affiliates by her. In addition, Ms. Trombly will be required to comply with the non-competition, confidentiality and non-disparagement provisions of the employment agreement during the term of employment and for two years following termination.

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Employment Agreement with Mr. John Dal Poggetto

Mr. Dal Poggetto served as our Chief Financial Officer from September 27, 2019 to April 15, 2020. His employment with us ended on April 24, 2020. Prior to September 27, 2019, he was our Controller. On October 11, 2019, we entered into an employment agreement with John Dal Poggetto. The agreement was effective as of September 25, 2019, the date of his appointment. The terms of the employment agreement provided for an annual salary of $230,000 and an annual bonus amount not to exceed 40% of his base salary to be determined by the Compensation Committee in its sole discretion. He was also entitled to receive an equity award in the amount of $100,000 as a signing bonus. The further details of such signing bonus award were to be determined by the Compensation Committee at a later date. Mr. Dal Poggetto also received certain benefits, such as participation in our health and welfare plans, vacation, and reimbursement of expenses.

In connection with Mr. Dal Poggetto’s termination we entered into a mutual separation and release agreement. Pursuant to the agreement Mr. Dal Poggetto received $50,000 in cash as a separation payment, plus $31,400 for accrued paid time off, and 3,086 shares of our common stock. We will continue to reimburse Mr. Dal Poggetto for his health care expenses for him and his dependents for six months. He waived his rights to any further payments as well as to the grant of $100,000 signing bonus in equity that was promised to him in his employment agreement. The bonus options granted to Mr. Dal Poggetto on December 31, 2019 expired on his termination date according to their terms. All other vested equity grants were exercisable for a period of three months.

Consulting Agreement with Mr. Grant Edwards

Effective April 14, 2020, we entered into a consulting agreement with Mr. Edwards. We agreed to compensate Mr. Edwards $225 per hour. We will also grant him $25,000 in common stock in two tranches. The first tranche of 2,609 shares of common stock was issued on April 23. 2020, with the closing stock price on the grant date as measure for the number of shares, and the second tranche will be issued on or after October 14, 2020, with the closing stock price on the grant date as measure for the number of shares. The grant, regardless of issue date, will vest in three years, with the first third vesting on April 14, 2021, second third will vest on April 14, 2022 and remaining third will vest on April 14, 2023. If we terminate him prior to April 14, 2021, all stock will vest immediately on the termination date. If we terminate him on or after April 14, 2021, including by not renewing this agreement, all unvested stock will be forfeited. If Mr. Edwards terminates his agreement, all unvested stock will be forfeited.

Employment Agreements with Mr. Sandford

In connection with Mr. Sandford’s appointment as our Chief Executive Officer and Interim Chief Financial Officer, we entered into an employment agreement with him, in which we agreed to pay him a base annual salary of $350,000 per year effective December 11, 2018. We also agreed to pay him a performance bonus of a maximum of $210,000 for achieving certain agreed upon targets, of which we paid $168,000. We also granted him stock options to purchase up to 5,556 shares of our common stock from our equity incentive plan. Mr. Sandford’s employment ended on September 25, 2019.

In connection with Mr. Sandford’s appointment we entered into an inducement stock option agreement with Mr. Sandford on January 10, 2019. Pursuant to this agreement, Mr. Sandford was granted 44,445 stock options to purchase our common stock as an inducement grant. The exercise price of the inducement options is $6.453 per share which is equal to the closing price of the common stock on the grant date. The inducement options vested on July 10, 2019. The inducement options expire 12 months after Mr. Sandford’s employment contract ended, or on September 25, 2020.

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Employment Agreement with Mr. Bruce Thornton

On November 30, 2016, we entered into an employment agreement with Bruce Thornton, our Chief Operating Officer. The terms of the employment agreement provide for an annual salary of $250,000 for Mr. Thornton, or such other amount as the Board of Directors may set. Mr. Thornton also receives certain benefits, such as participation in our health and welfare plans, vacation and reimbursement of expenses and a car allowance.

The employment agreement provides Mr. Thornton with certain separation benefits in the event of termination without cause or resignation for good reason, as such terms are defined in the employment agreement. In the event Mr. Thornton is terminated without cause or resigns for good reason, he is entitled to:

•	a lump sum severance payment equal to one time his base salary;
•	a bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion as to whether to grant a bonus, and if such bonus is granted, the amount, form and payment schedule. For the avoidance of doubt, Mr. Thornton shall not be entitled to any bonus solely for reason of termination, unless the Board of Directors or the Compensation Committee, as appropriate, in its sole discretion awards such bonus;
•	automatic vesting of all unvested time-based options and equity awards and exercisability of awards for the remainder of their respective terms;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the performance goals are satisfied, such determination to be in the sole discretion of the Compensation Committee or the Board, as the case may be; and
•	reimbursement for health care premiums under COBRA until the earliest of: (i) one year following the date of termination; (ii) the date he is no longer eligible to receive COBRA continuation coverage; or (iii) until he becomes eligible for medical insurance coverage provided by another employer.

Mr. Thornton may terminate his employment for any reason upon at least 30 days prior written notice. Receipt of the termination benefits described above is contingent on executing a general release of claims against our Company, resignation from any and all directorships and every other position held by the executive with our Company or any of our subsidiaries, and the executive’s return to our Company of all Company property received from or on account of our Company or any of our affiliates by him. In addition, Mr. Thornton is not entitled to such benefits if he did not comply with the non-competition and invention assignment provisions of his employment agreement during the term of his employment or the confidentiality provisions of the employment agreement, whether during or after the terms of his employment. Furthermore, we are under no obligation to pay the above-mentioned benefits if Mr. Thornton does not comply with the non-solicitation provisions of the employment agreement, which prohibit a terminated executive from interfering with the business relations of our Company or any of our affiliates and from soliciting employees of our Company. These provisions apply during the term of employment and for two years following termination.

Potential Payments upon Termination

The table below was prepared as though each of our Named Executive Officers had been terminated on March 31, 2020, the last day of our last completed fiscal year, without cause, or upon change of control, or resigned for good reason, as these terms are defined in the agreements with our Company. More detailed information about the payment of benefits, including duration, is contained in the discussion above. In addition to salary and benefits, the Compensation Committee or the Board of Directors may also award a discretionary bonus, the amount, type and payment of which is at the sole discretion of the Committee or Board. All such payments and benefits would be provided by us. The assumptions and valuations are noted in the footnotes.

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Name	Salary Continuation ($)	Health and Welfare Benefits Continuation ($)
John Dal Poggetto (1)	230,000	13,000 (2)
Bruce Thornton	250,000	38,000 (3)
Amy Trombly	–	–

(1)	On April 24, 2020, Mr. Dal Poggetto’s employment ended. He received 50,000 in severance pay, $31,400 in accrued paid time off, we issued 3,086 shares of our common stock and we will continue to reimburse him for his health care benefits for six months.

(2)	Amount assumes our cost of providing life, health, dental and vision insurance at the same rate for 6 months.

(3)	Amount assumes our cost of providing life, health, dental and vision insurance at the same rate for 12 months

Annual Performance Bonus Plan

Pursuant to our annual bonus plan, our executive officers, including our Named Executive Officers, have the potential to earn an annual bonus based on the individual’s contribution to our Company’s target goals and milestones. The performance bonus plan is designed to reward long and short-term performance of our executive officers. The performance bonus plan establishes specific target goals and milestones and a bonus range for each executive officer to reward performance and individual and collective contribution to our performance. The Compensation Committee will determine a maximum bonus potential for each executive officer. At its sole discretion, the Compensation Committee will determine whether to pay out the bonus, as earned, after the end of the fiscal year in cash, shares of stock, restricted stock units, stock options, or a combination thereof.

The Compensation Committee has sole discretion with respect to the tax treatment for stock awards and may decide to (1) pay a cash tax gross-up of up to 40%, (2) facilitate the sale of a sufficient number of the granted shares to cover taxes, or (3) require the recipient to be responsible for his or her own taxes. Any cash tax gross-up or sale of shares to cover taxes will be calculated based on the closing stock price of the shares on the date of vesting of the shares, and will be paid in proportion to the vesting schedule of the shares.

The performance bonus is not an entitlement or guarantee of payment of bonus but rather memorializes the potential for bonuses for executive officers if they meet their respective target goals and milestones, as set out in the plan. For the avoidance of doubt, the Compensation Committee may determine that no bonus is payable to any or all executive officers. All decisions of the Compensation Committee are final.

The Compensation Committee will evaluate the performance of our executive officers against the corporate goals and objectives contained in the performance bonus plan after completion of each fiscal year and receipt of audited financial results of operations, on such date as determined by the Compensation Committee (except as otherwise expressly provided herein).

The Compensation Committee will review and consider changes and, if appropriate, make changes to the performance bonus plan for the following fiscal year during or at the end of each fiscal year and any other fiscal year for which the Compensation Committee resolves to extend the plan. The Compensation Committee shall have absolute sole discretion to amend the plan at any time.

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The Compensation Committee is empowered to make additional awards to executive officers in its sole discretion. Any other awards to executive officers that may be made under the performance bonus plan may be made in the form of cash, restricted stock units, stock options or stock, or a combination thereof as determined solely by the Compensation Committee.

In determining whether stock awards shall be made, the Compensation Committee will take into consideration the shares available for grant under our Stock Incentive Plans, our contractual obligations to grant options, and whether it is appropriate to grant additional awards to attract or retain talented officers, other employees, or consultants. In no event shall the number of options, units, or stock granted exceed the number of shares authorized and available for awards to be made under our Stock Incentive Plans plus the known contractual obligations to grant options in the next one-year period. Options, units, or stock will be granted in compliance with all applicable securities laws.

The performance bonus plan does not intend to adjust the executive officers’ base salary. To be eligible to receive an award or payment of a bonus, including vesting of stock, units, or options, under the plan, each executive officer must remain employed and in good standing with the Company as further described in our Stock Incentive Plans.

2020 Bonus Awards for Named Executive Officers

With the appointment of Bubba Sandford as our Chief Executive Officer and Interim Chief Financial Officer in December 2018, the Compensation Committee determined a new bonus structure to reward the achievement of certain operational goals and milestones related to a successful turnaround of the Company. The potential maximum bonus amount for Mr. Sandford was $210,000. The three goals were measured over specific time periods set out in the 2020 bonus plan. The bonuses are awarded based on the Compensation Committee’s assessment of the CEO’s performance toward target goals and milestones and paid in cash.

On February 21, 2019, the Compensation Committee determined that the first milestone was met and awarded the first tranche of the bonus, or $42,000, to Mr. Sandford. On May 22, 2019, the Compensation Committee determined that a portion of the second milestone was met and awarded half of the second tranche of the bonus, or $21,000, to Mr. Sandford. On July 25, 2019, the Board awarded Mr. Sandford the second half of the second tranche, or $21,000 and the full third tranche of $126,000 for the achievement of the milestones.

On July 25, 2019, the Compensation Committee approved a bonus plan for Executive Vice Presidents, including our Named Executive Officers, for fiscal year 2020. The 2020 performance bonus plan covers bonuses earned through March 31, 2020 with a bonus potential of 0-125% of the officer’s base salary. The bonus will be assessed on the individual’s performance towards individual and company target goals and milestones. On July 24, 2020, the Compensation Committee awarded a bonus of $50,000 to Bruce Thornton, our Chief Operating Officer for his services and achievements in fiscal year 2020.

On January 16, 2020, the Compensation Committee approved a bonus plan for Ms. Trombly, our Chief Executive Officer for fiscal year 2020. The bonus plan covers bonuses earned through March 31, 2020. The maximum bonus potential was $150,000, which is 50% of her base salary. The bonus will be assessed on individual performance goals the achievement of which will be determined by the Compensation Committee. On July 24, 2020, the Compensation Committee awarded a pro-rated bonus of $75,000 to Amy Trombly for fiscal year 2020.

2021 Bonus Plan Structure for Named Executive Officers

The Compensation Committee approved a bonus plan for our executive officers, including our Named Executive Officers, for fiscal year 2021. The 2021 performance bonus plan covers bonuses earned through March 31, 2021 with a bonus potential of 0-125% of the officer’s base salary. The bonus will be assessed on the individual’s performance towards individual and company target goals and milestones.

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Outstanding Equity Awards

The following table shows grants of equity awards outstanding on March 31, 2020, the last day of our last completed fiscal year, to each of the Named Executive Officers named in the Summary Compensation Table. All share numbers and per share data have been adjusted to reflect a 1-for-7 reverse stock split, effective April 1, 2013, a 1-for-5 reverse stock split, effective June 24, 2016 and a 1-for-9 reverse stock split, effective June 19, 2019.

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Bubba Sandford	5,556			6.453	9/25/2020
	44,445			6.453	9/25/2020
Amy Trombly	0	13,491 (1)		4.36	12/31/2029
	0	2,380 (2)		4.55	1/2/2030
John Dal Poggetto	286			595.35	7/23/2020
	96			292.95	7/23/2020
	238			133.65	7/23/2020
	1,648			175.50	7/23/2020
	1,251		420	52.20	7/23/2020
	880	454 (3)		61.92	7/23/2020
	0	13,000 (1)		4.36	4/24/2020
Bruce Thornton	2,381			175.50	3/4/2024
	20			175.50	3/4/2024
	417			133.65	9/19/2023
	1,247	642 (3)		61.92	4/11/2027
	159			620.55	6/7/2020
	159			620.55	6/7/2020
	199			393.75	3/7/2022
	596			504.00	6/16/2021
	1,098		0	52.20	8/21/2025
	0	13,000 (1)		4.36	12/29/2029

(1)	Options expiring December 31, 2029, vest in two equal tranches on July 1, 2020 and December 31, 2020.

(2)	Options expiring January 2, 2030, vest in two equal tranches on July 2, 2020 and January 2, 2021.

(3)	Options expiring on April 3, 2027 and April 11, 2017, became fully vested on April 3 or 11, 2020, respectively.

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Narrative to Outstanding Equity Awards Table

Retirement Benefits

On January 1, 2011, we established a qualified 401(k) employee savings and retirement plan for all regular full-time U.S. employees. Eligible employees may elect to defer a percentage of their eligible compensation in the 401(k) plan, subject to the statutorily prescribed annual limit. We may make matching contributions on behalf of all participants in the 401(k) plan in the amount equal to 4% of an employee’s contributions. All contributions are immediately fully vested. We intend the 401(k) plan to qualify under Sections 401(k) and 501 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or us to the 401(k) plan and income earned, if any, on plan contributions are not taxable to employees until withdrawn from the 401(k) plan (except as regards Roth contributions), and so that we will be able to deduct our contributions when made. The trustee of the 401(k) plan, at the direction of each participant, invests the assets of the 401(k) plan in any of a number of investment options. Company contributions to the 401(k) plan amounted to an aggregate of $155,000 and $275,000 for the years ended March 31, 2020 and 2019, respectively.

Proposal No. 2 – Advisory Approval of Executive Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to cast an advisory vote to approve the compensation on our Named Executive Officers for the fiscal year ended March 31, 2020, as discussed in the section entitled “Executive Compensation” in this Proxy Statement. While this vote is non-binding, we value the opinions of our stockholders and, consistent with our record of shareholder engagement, will consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse the executive compensation programs and policies and the compensation paid to our Named Executive Officers for the fiscal year ended March 31, 2020.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our stockholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers for the fiscal year ended March 31, 2020.

As discussed under the heading “Compensation Overview” in this Proxy Statement, the Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of our stockholders. The Board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates:

•	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and is competitive with those of other companies in our industry;

•	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

•	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased stockholder value.

Our executive compensation approval rating has greatly increased in the past years to 86% in 2019. In a continued effort to improve our performance and compensation, the Compensation Committee, revised its annual bonus plan to create more long-term incentives for our Named Executive Officers.

We are asking our stockholders to vote FOR, in a non-binding vote, the following resolution:

“RESOLVED, the shareholders of Sonoma Pharmaceuticals, Inc. approve on an advisory basis, the compensation paid to our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” included in the Proxy Statement.”

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Share Ownership

Equity Compensation Plan Information

Pursuant to Item 201(d) of Regulation S-K, “Securities Authorized for Issuance Under Equity Compensation Plans,” we are providing the following information summarizing information about our equity compensation plans as of March 31, 2020. All share numbers and per share data have been adjusted to reflect a 1-for-7 reverse stock split, effective April 1, 2013, a 1-for-5 reverse stock split, effective June 24, 2016 and a 1-for-9 reverse stock split, effective June 19, 2019.

Plan Category	Number of Securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2006 Plan	6,780	$317.65	0
2011 Plan	161,282	$37.61	364,793
2016 Plan	153,092	$6.11	77,931
Equity compensation plans not approved by security holders	--	--	--
Total	321,154		442,724

Our Sonoma Pharmaceuticals, Inc. Amended and Restated 2006 Stock Incentive Plan expired according to its terms on August 25, 2016. No further grants will be made under the 2006 Stock Incentive Plan. Options issued under the expired 2006 Stock Incentive Plan remain in effect according to the terms set on the day each option was issued.

Our Sonoma Pharmaceuticals, Inc. 2011 Stock Incentive Plan was adopted with the approval of our stockholders, and we have previously provided the material terms of such plan.

Our Sonoma Pharmaceuticals, Inc. 2016 Equity Incentive Plan was adopted with the approval of our stockholders, and we have previously provided the material terms of such plan.

In connection with Mr. Sandford’s appointment we entered into an inducement stock option agreement with Mr. Sandford on January 10, 2019. Pursuant to this agreement, we granted 44,445 stock options to purchase our common stock as an inducement grant to Mr. Sandford. The exercise price of the inducement options is $6.453 per share which is equal to the closing price of the common stock on the grant date. The inducement options expire on September 25, 2020, 12 months after Mr. Sandford’s employment ended.

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Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of July 24, 2020, as to shares of our common stock beneficially owned by: (1) shareholders known to us who own more than 5%, (2) each of our Named Executive Officers listed in the Summary Compensation Table, (3) each of our current directors, and (4) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable upon vesting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. All share numbers have been adjusted to reflect a 1-for-7 reverse stock split, effective April 1, 2013, a 1-for-5 reverse stock split, effective June 24, 2016 and a 1-for-9 reverse stock split, effective June 19, 2019.

Officers and Directors

Name and address of beneficial owner (1)	Nature of beneficial ownership	Amount of Beneficial Ownership			Percent of Shares Beneficially Owned (3)
		Shares Owned	Shares – Includes all Rights to Acquire (2)	Total
Amy Trombly (4)	Chief Executive Officer	--	15,871	15,871	*
Grant Edwards (5)	Chief Financial Officer	--	2,609	2,609	*
Bruce Thornton (6)	Chief Operating Officer	358	19,918	20,276	1.0%
Jerry McLaughlin (7)	Lead Independent Director	5,414	3,252	8,666	*
Sharon Barbari (8)	Director	4,824	1,802	6,626	*
Philippe Weigerstorfer (9)	Director	--	2,500	2,500	*
Jay Birnbaum (10)	Director	5,739	3,382	9,121	*
Frederick Sandford (11)	Former CEO, CFO and Director	--	50,001	50,001	2.5%
John Dal Poggetto (12)	Former CFO	3,201	--	3,201	*
All directors and executive officers as a group (9 persons) (12)		19,536	99,335	118,871	5.6%

*Indicates ownership of less than 1.0%

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(1)	Unless otherwise stated, the address of each beneficial owner listed in the table is c/o Sonoma Pharmaceuticals, Inc., 645 Molly Lane, Suite 150, Woodstock, GA 30189.

(2)	Represents shares subject to outstanding stock options and warrants currently exercisable or exercisable upon vesting.

(3)	We had a total of shares of common stock issued and outstanding on 1,969,124 on July 24, 2020.

(4)	Ms. Trombly has been our Chief Executive Officer since September 27, 2019. She beneficially owns 15,871 shares of common stock issuable upon the exercise of options.

(5)	Mr. Edwards has been our Chief Financial Officer since April 14, 2020. He beneficially owns 2,609 shares of restricted stock vesting in three years, on April 14, 2021, April 14, 2022 and April 14, 2024.

(6)	Mr. Thornton is our Chief Operating Officer. He beneficially owns 358 shares of common stock and 6,918 shares of common stock issuable upon the exercise of options.

(7)	Mr. McLaughlin is a member of our Board of Directors and was appointed as Lead Independent Director on March 26, 2014. He beneficially owns 5,414 shares of common stock and 3,252 shares of common stock issuable upon the exercise of options.

(8)	Ms. Barbari is a member of our Board of Directors. She beneficially owns 4,824 shares of common stock held by The Barbari Family Trust – Sharon Ann Barbari and Edward Paul Barbari Trustees, and 1,802 shares of common stock issuable upon the exercise of options.

(9)	Mr. Weigerstorfer is a member of our Board of Directors. He beneficially owns 2,500 shares of common stock, yet to be issued.

(10)	Dr. Birnbaum is a member of our Board of Directors. He beneficially owns 5,739 shares of common stock and 3,382 shares of common stock issuable upon the exercise of options.

(11)	Mr. Sandford was our Chief Executive Officer and interim Chief Financial Officer until September 25, 2019. Mr. Sandford beneficially owns 50,001 shares of common stock issuable upon the exercise of options.

(12)	Mr. Dal Poggetto was our Chief Financial Officer from September 27, 2019 to April 15, 2020. Mr. Dal Poggetto beneficially owns 3,201 shares of common stock.

As of March 31, 2020, there are no arrangements among our beneficial owners, known to management, which may result in a change of control of our Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4, and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4, and 5 they file.

Based solely on a review of copies of such reports furnished to us by our officers and directors, we believe that, during the fiscal year ended March 31, 2020, no person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during such fiscal year, except for a Form 3 filed late by 10 days by Ms. Trombly, our Chief Executive Officer, due to an issue with her EDGAR codes and a Form 3 filed late by 8 days by Mr. Dal Poggetto, our former Chief Financial Officer.

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Audit Matters

Report of the Audit Committee

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at http://ir.sonomapharma.com/governance.cfm. All members of the Audit Committee meet the independence standards established by the Nasdaq Listing Rules. Ms. Barbari, the Chair of the Audit Committee, meets the SEC standard for “audit committee financial expert.”

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of Sonoma’s financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2020 Annual Report with Sonoma’s management and the independent registered public accounting firm.

The Audit Committee met privately with the independent registered public accounting firm, and discussed issues deemed significant by the independent registered public accounting firm, including the matters required to be discussed by the applicable requirements of the PCAOB, or the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from Sonoma and its management.

The Audit Committee has discussed with Sonoma’s independent registered public accounting firm, with and without management present, their evaluations of Sonoma’s internal control over financial reporting and the overall quality of Sonoma’s financial reporting.

In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in Sonoma’s Annual Report on Form 10-K for the year ended March 31, 2020, for filing with the SEC. The Audit Committee has appointed Marcum LLP to serve as Sonoma’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

Audit Committee

Sharon Barbari, Chair

Jay Birnbaum

Philippe Weigerstorfer

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Proposal No. 3 – Ratification of the Appointment of Marcum LLP

The Audit Committee has appointed Marcum LLP as our independent registered public Accounting Firm for the fiscal year ending March 31, 2021. We do not expect representatives from Marcum LLP to be present at the Annual Meeting. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Marcum LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

Marcum LLP has audited our financial statements since April 2006. Aggregate fees for professional services provided to us by Marcum LLP for the years ended March 31, 2020 and 2019, were as follows:

	Years Ended March 31,
	2020	2019
Audit Fees	$228,280	$227,500
Audit-Related Fees	–	52,365
Tax Fees	–	–
All Other Fees	–	–
Total	$228,280	$279,865

Audit fees. The aggregate fees billed for the years ended March 31, 2020 and 2019, for professional services rendered by our principal independent registered public accounting firm were for the audit of our annual financial statements and the review of our quarterly financial information filed on Form 10-Q.

Audit-related fees. For the year ended March 31, 2019, audit-related fees included services provided by our principal independent registered public accounting firm in connection with consents related to filings of registration statements, comfort letters, and review of our filings with the SEC.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. All of the services provided during fiscal year 2020 were pre-approved. During the approval process, the Audit Committee considered the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees were deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC. Throughout the year, the Audit Committee will review any revisions to the estimates of audit fees initially estimated for the current year’s engagement.

Required Vote

Ratification of the appointment of Marcum LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your Board of Directors recommends a vote FOR the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021.

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Proposal No. 4 – Approval of the 2020 Equity Incentive Plan

General

We are requesting that you vote to approve the Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan, or the 2020 Plan, which our Board of Directors has adopted, subject to shareholder approval. The 2020 Plan is intended to replace the 2011 Equity Incentive Plan, which expires by its terms on September 11, 2021. The 2020 Plan initially authorizes the issuance of up to 1,000,000 shares of our common stock pursuant to awards to be granted under the 2020 Plan.

The 2020 Plan is being submitted to shareholders for approval at the Annual Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code, and (ii) to comply with the Nasdaq Listing Rules.

The following is a brief summary of the 2020 Plan. This summary is qualified in its entirety by the full text of the 2020 Plan, which is attached as Appendix B to this proxy statement. Capitalized terms not defined herein have the meanings ascribed to such terms in the 2020 Plan document.

Material Features of the 2020 Plan

Administration. The 2020 Plan will be administered by the Compensation Committee or, in the Board’s sole discretion, by the Board. The Compensation Committee will have full authority to determine the type and terms of Awards, including:

•	which Employees, Consultants, and Directors will be granted Awards;

•	the number of shares subject to each Award;

•	the vesting, duration, cancellation, and termination provisions of each Award; and

•	all other terms and conditions upon which an Award may be granted in accordance with the Plan.

In addition, the Compensation Committee will have full authority to interpret the 2020 Plan and apply its provisions, and may take any necessary or advisable actions for the administration of the 2020 Plan. The Compensation Committee may, in its discretion, amend any term or condition of an outstanding Award, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired.

Eligible Participants. The 2020 Plan provides that Awards may be granted to Employees, Directors, and Consultants who, as determined by the Compensation Committee, are in a position to make significant contributions to our long-term success.

Available Shares. The 2020 Plan provides for the issuance of up to 1,000,000 of shares of our common stock, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning April 1, 2021, in an amount equal to the lesser of (i) 8% of the number of outstanding shares of Common Stock on the last day of the immediately preceding year or (ii) an amount determined by the Board; subject to adjustment (for example, in the event of recapitalization, stock split, stock dividend, merger, reorganization or similar event). At all times during the term of the 2020 Plan, we intend to reserve and keep available sufficient shares to satisfy the requirements of the 2020 Plan. No more than 1,000,000 shares may be granted as Incentive Stock Options. Additionally, a director may not receive awards exceeding a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes) in any fiscal year.

35

Stock Options, Restricted Stock, and Other Stock-Based Awards. Awards under the 2020 Plan may consist of grants of:

•	Stock Options (including incentive stock options and non-qualified stock options);

•	Stock Appreciation Rights;

•	Restricted Awards (including Restricted Stock or Restricted Stock Units);

•	Performance Share Awards; and

•	Other Equity Awards.

Incentive Stock Options may be granted only to Employees. The exercise price of a Stock Option may not be less than 100% of the Fair Market Value of our common stock on the date of grant and may not have a term longer than ten years. However, if an Incentive Stock Option is granted to an individual who owns more than 10% of the combined voting power of all our classes of stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the Incentive Stock Option may not be longer than five years.

Vesting: Under the 2020 Plan, all Awards generally vest over a three-year period, unless the Committee provides otherwise.

Change in Stock. In the event of changes in the outstanding common stock or in the capital structure of the Company due to any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as reorganization, Awards granted under the 2020 Plan will be equitably adjusted or substituted, as to the number, price or kind of a share of Award to the extent necessary to preserve the economic intent of such Award.

Change in Control. In the event of a termination of service during the 12-month period following a Change in Control, Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100 percent of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100 percent of the shares of Restricted Stock or Restricted Stock Units. In addition, immediately upon a Change in Control, all outstanding Performance Compensation Awards will immediately lapse, and the Compensation Committee will determine the Awards to be paid to the Participant according to the extent to which Performance Goals have been met.

Termination and Amendment. The 2020 Plan will terminate automatically on the tenth anniversary of shareholder approval, unless terminated earlier by the Board of Directors or extended by the Board of Directors with the approval of the stockholders. The Board of Directors may amend or terminate the 2020 Plan at any time and from time to time. An amendment of the 2020 Plan shall be subject to the approval of our stockholders only to the extent required by applicable law, regulations or rules, or as otherwise determined at the time by the Board. However, no amendment or termination may materially impair any rights or obligations under any outstanding Award without the Participant’s consent.

Required Vote

The affirmative vote of a majority of the votes present at the Annual Meeting and entitled to vote, in person or by proxy, is required to approve the Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan.

Your Board of Directors recommends a vote FOR the Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan.

36

Forward-Looking Statements Disclaimer

Forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to the risks described in our Annual Report on Form 10-K available at www.sec.gov. The words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. All statements by us regarding our expected financial position, revenues, cash flows and other operating results, business strategy, and similar matters are forward looking statements. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

General Information

Below you will find general information on Stockholder Proposals, “Householding” of Proxy Materials, and more specific instructions on how to vote, which can be found on your proxy voting card.

Stockholder Proposals and Additional Information

There are no stockholder proposals for the 2020 Annual Meeting. If you would like information on submitting a stockholder proposal to be included in the proxy and Annual Meeting, please refer to the information below.

How do I submit a Stockholder Proposal to be Included in the Proxy Statement?	Who Presents the Proposal at the Meeting?

You must submit your proposal to our Secretary no later than March 31, 2021 – 120 calendar days before the anniversary of our 2020 Annual Proxy Statement publication. This is to comply with Rule 14a-8 under the 1934 Act.

The Stockholder proponent, or a representative who is qualified under state law, must appear in person at the Annual Meeting of Stockholders to present the proposal.

What if the date of the 2021 Annual Meeting is significantly different?	How Should I Send my Proposal?

If the date of the Annual Meeting is changed by more than 30 days, the proposal must be submitted to our Secretary by the close of business on the later of:

  •     90 days prior to the Annual Meeting

  •     7 days following the first public announcement of the Annual Meeting date

Please send your proposal to our Secretary at:

Sonoma Pharmaceuticals, Inc.

645 Molly Lane, Suite 150
Woodstock, Georgia 30189

We strongly suggest that proposals are sent by Certified Mail – Return Receipt Requested.

What Must be Included in My Notice that I send to the Secretary?

1.	A brief description of the proposed business
2.	The text of the proposal
3.	Reasons for conducting the business at the meeting
4.	Name and address (as they appear on our books) of the stockholder proposing such business
5.	The beneficial owner (if any) on whose behalf the proposal is made
6.	Any material interest of the stockholder in such business
7.	Any other information required by proxy proposal submission rules of the SEC

37

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as ‘‘householding,’’ potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in August of each year, by notifying us in writing at: Secretary, Sonoma Pharmaceuticals, Inc., 645 Molly Lane, Suite 150, Woodstock, Georgia 30189, or by contacting us at (800) 759-9305. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (800) 759-9305, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Other Matters

Your Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the 2020 Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

Bruce Thornton

Chief Operating Officer and Corporate Secretary

Woodstock, Georgia

July 29, 2020

Our 2020 Annual Report on Form 10-K as filed with the SEC on July 10, 2020, including the financial statements, are available at www.envisionreports.com/SNOA and our Company website at www.ir.sonomapharma.com/annual-reports. We will provide copies of our Proxy Statement and our 2020 Annual Report free of charge upon request. We will also provide copies of exhibits to our 2020 Annual Report, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Sonoma Pharmaceuticals, Inc., 645 Molly Lane, Suite 150, Woodstock, Georgia 30189. The request must include a representation by the stockholder that as of July 24, 2020, the stockholder was entitled to vote at the 2020 Annual Meeting.

38

Thank you for being a shareowner of

Sonoma Pharmaceuticals, Inc.

Learn more at http://ir.sonomapharma.com/

Our 2020 Proxy Statement	Our 2020 Annual Report	Our Company Website	Our Nasdaq Listing

39

Appendix A

Proxy Card

Sonoma™ PHARMACEUTICALS

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 2:00 pm, MDT, on September 18, 2020.

Online
Go to **www.envisionreports.com/SNOA** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SNOA

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2020 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A **Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 5.**

1. Election of Directors:

	For	Withhold
01 - Jerry McLaughlin	☐	☐

B **Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.**

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 JNT
1 4 B V 4 7 1 6 9 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03AR7B

A-1

2020 Annual Meeting Admission Ticket

2020 Annual Meeting of Sonoma Pharmaceuticals, Inc. Shareholders

September 18, 2020, 2:00pm MDT
Conference Room
1314 Main Street, Louisville, CO 80027

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SNOA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Sonoma Pharmaceuticals, Inc.

+

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — September 18, 2020

Amy Trombly, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Sonoma Pharmaceuticals, Inc. to be held on September 18, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

+

A-2

Appendix B

Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan

B-1

SONOMA PHARMACEUTICALS, INC.

2020 EQUITY INCENTIVE PLAN

1.           Purpose; Eligibility.

1.1            General Purpose. The name of this plan is the Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable Sonoma Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2            Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3            Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.           Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cash Award" means an Award denominated in cash that is granted under Section 10 of the Plan.

B-1

"Cause" means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company's written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director's appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control"

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

B-2

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means Sonoma Pharmaceuticals, Inc. a Delaware corporation, and any successor thereto.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 8.1(b) hereof.

"Director" means a member of the Board.

B-3

"Disability" means, unless the applicable employment, service or Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 17.12.

"Effective Date" shall mean the date that the Company's shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if the exchange is closed or no sales were reported the closing price on the business day immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported on Bloomberg, Nasdaq, in the Wall Street Journal or other reputable source. If the Common Stock is quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the high bid and the low asked prices for the Common Stock on the date of determination or, if the securities market on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, in the event of the exercise of an Option pursuant to a “same day sale” program, the Fair Market Value of the Common Stock sold under such program shall be the price at which the Common Stock was sold.

"Fiscal Year" means the Company's fiscal year.

"Free Standing Rights" has the meaning set forth in Section 7.

"Good Reason" means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant's base salary or bonus opportunity; or (iii) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

B-4

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

"Performance Period" means the one or more periods of time [not less than one fiscal quarter in duration], as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Share Award or a Cash Award.

"Performance Share Award" means any Award granted pursuant to Section 9 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

B-5

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" means this Sonoma Pharmaceuticals, Inc. 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.

"Restricted Award" means any Award granted pursuant to Section 8.

"Restricted Period" has the meaning set forth in Section 8.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Substitute Award" has the meaning set forth in Section 4.6.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

3.           Administration.

3.1            Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)             to construe and interpret the Plan and apply its provisions;

(b)             to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)             to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

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(d)             to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e)             to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)              from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)             to determine the number of shares of Common Stock to be made subject to each Award;

(h)             to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)              to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)              to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)             to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(l)              to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m)           to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)             to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)             to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2            Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

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3.3            Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4            Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5            Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.           Shares Subject to the Plan.

4.1            Subject to adjustment in accordance with Section 14, no more than 1,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning April 1, 2021, in an amount equal to the lesser of (i) 8% of the number of outstanding shares of Common Stock on the last day of the immediately preceding year or (ii) an amount determined by the Board (the "Total Share Reserve"). Any shares of Common Stock granted in connection with Awards shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2            Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3            Subject to adjustment in accordance with Section 14, no more than 1,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the "ISO Limit").

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4.4            The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5            Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.5 shall be added back as one (1) share. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6            Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.           Eligibility.

5.1            Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2            Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

5.3            Consultants. A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 registration statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (a) shall be registered in another manner under the Securities Act or (b) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (a) they are natural persons; (b) they provide bona fide services to the Company, its parents, or its majority-owned subsidiaries; and (c) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.           Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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6.1            Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2            Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3            Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4            Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) pursuant to a “same-day” sale program to the extent permitted by law; (iv) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise (“Net Exercise’); (v) by any combination of the foregoing methods; or (vi) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5            Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6            Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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6.7            Vesting of Options. Unless the Committee or an Award Agreement provides otherwise, each Option that vests solely based on the continued service of the Participant shall vest and therefore become exercisable in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Optionholder's Continuous Service. Each Option that vests based on the achievement of performance or other criteria shall vest and therefore become exercisable on the third anniversary of the Grant Date, subject to the achievement of applicable performance goals and the Optionholder's Continuous Service. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8            Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9            Termination of Section 16 Officers. In the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will expire on the earlier of (1) the fifteenth (15th) calendar day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder’s employment or other service to the Company (and in no event later than the expiration of the term of the Option).

6.10         Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.11         Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12         Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12  months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.13         Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

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6.14         Early Exercise Generally Not Permitted. The Company’s general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Award Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

7.           Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

7.1            Grant Requirements for Related Rights.  Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2            Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3            Vesting. Unless the Committee or the Award Agreement provides otherwise, each Stock Appreciation Right shall vest and therefore become exercisable in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Participant's Continuous Service. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

7.4            Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5            Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6            Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.           Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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8.1            Restricted Stock and Restricted Stock Units.

(a)             Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(b)             The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be withheld by the Company and credited to the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

8.2            Restrictions.

(a)             Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)             Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

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(c)             The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3            Restricted Period.

Unless the Committee or the Award Agreement provides otherwise, each Restricted Award that vests solely based on the continued service of the Participant shall vest in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Participant's Continuous Service. Each Restricted Award that vests based on the achievement of performance or other criteria shall vest on the third anniversary of the Grant Date, subject to the achievement of applicable performance goals and the Participant's Continuous Service.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4            Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any.

Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5            Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.6            Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Award Agreement. The unvested portion of any Restricted Stock Unit shall expire immediately upon the termination of a Participant’s Continuous Service.

8.7            Consideration . A Restricted Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Award to be made to a new Employee or Consultant who has not performed prior services for the Company, the Company shall require par value to be paid to ensure compliance with the General Corporation Law of the State of Delaware.

9.           Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

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9.1            Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. The Committee shall have discretion to reduce or waive any performance goals or other vesting provisions for such grant.

9.2            Value of Performance Shares. Each Performance Share Award will have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant.

9.3            Consideration. A Performance Share Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Performance Share Award to be made to a new Employee or Consultant who has not performed prior services for the Company, the Company shall require par value to be paid to ensure compliance with the General Corporation Law of the State of Delaware.

9.4            Form and Timing of Payment. Payment of earned Performance Share Awards will be made as soon as practicable after the expiration of the applicable performance period. The Committee may pay earned Performance Share Awards in the form of (a) cash, (b) shares of Common Stock (which have an aggregate Fair Market Value equal to the value of the earned Performance Share Awards at the close of the applicable performance period), or (c) a combination thereof.

9.5            Dividends. Shares of Common Stock shall be issued at the time of grant of a Performance Share Award, and such issued shares shall have the same rights to receive dividends as all other outstanding shares of Common Stock. Prior to vesting, dividends will accumulate and shall be paid to the Participant only to the extent that the vesting conditions are subsequently satisfied and the Performance Share Award vests.

9.6            Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Share Awards will be forfeited to the Company.

10.        Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.        Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.        Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

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13.        Miscellaneous.

13.1         Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2         Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3         No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4         Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5         Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; (d) withholding cash from an Award settled in cash; (e) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (f) by such other method as may be set forth in the Award Agreement.

14.        Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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15.        Effect of Change in Control.

15.1         Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)             In the event of a Participant's termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant's termination of Continuous Service.

(b)             With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2         In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.3         The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.        Amendment of the Plan and Awards.

16.1         Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2         Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3         Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

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16.4         No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5         Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.        General Provisions.

17.1         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2         Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3         Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4         Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5         Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6         Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7         Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8         Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

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17.9         No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10     Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11     Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12     Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13     Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14     Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

17.15     Expenses. The costs of administering the Plan shall be paid by the Company.

17.16     Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17     Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

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17.18     Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.        Effective Date of Plan. The Plan shall become effective as of the date that the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

19.        Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the date that the Plan is approved by the shareholders of the Company. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.        Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of Sonoma Pharmaceuticals, Inc. on [DATE].

As approved by the shareholders of Sonoma Pharmaceuticals, Inc. on [DATE].

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